                                                                   EXHIBIT 10.7

THIS AGREEMENT IS MADE THE 20th day of August 1996

BETWEEN

LONZA BIOLOGICS PLC (formerly known as Celltech Biologics plc) of 228 Bath Road, Slough, Berkshire SL 1 4DY, England (hereinafter referred to as "Lonza"),

AND

COULTER PHARMACEUTICAL, INC. of 550, California Avenue, Suite 200, Palo Alto, CA 94306-1440, USA (hereinafter referred to as the "Customer").

WHEREAS

A. Customer is the proprietor of a murine hybridoma cell line known as Bl, which produces IgG2a Anti-CD20 murine monoclonal antibody; and

B. Lonza has expertise in the development of manufacturing processes using such cell lines; and

C. Customer and Lonza have entered into an agreement dated 28 April 1995 which, as subsequently amended, is herein referred to as the "Evaluation Agreement" to carry out a programme of work to evaluate the growth and productivity of cell line B1 in Lonza's proprietary hybridoma media and develop a cell culture process for the cell line ; and

D. Under the Evaluation Agreement, a sub-clone of cell line B1 known as B1R1 was developed, and the parties agreed that this sub-clone be used for completion of services under the Evaluation Agreement; and

E. Customer now requires Lonza to perform further Services relating to the Cell Line as described in this Agreement.

NOW THEREFORE it is hereby agreed by and between the parties as follows:

1. In this agreement, its recitals and Schedules hereto, words and phrases defined in the Standard Terms for Contract Services set out in Schedule 5 hereto shall have the meanings set out therein.

2. Subject to the Standard Terms for Contract Services set out in Schedule 5 hereto and the Special Terms set out in Schedule 4 Lonza agrees to carry out the Services and the Customer agrees to pay the Price as provided in Schedule 3 together with any additional costs and expenses that fall due hereunder.


                                       1.

3. 3.1 Any notice or other communication to be given under this Agreement shall be delivered personally or sent by first class pre-paid post or facsimile transmission addressed as follows:

                  If to the Customer to Coulter Pharmaceutical, Inc.

                  550 California Avenue
                  Suite 200
                  Palo Alto
                  CA 94306-1440
                  USA
                  For the attention of: Vice President, R&D
                  Facsimile: 415 842 7303

                  If to Lonza to Lonza Biologics plc
                  228 Bath Road
                  Slough
                  Berkshire SLI 4DY
                  England
                  For the attention of: Chief Executive
                  Facsimile: 01753 777001

                  or to such other destination as either party hereto may hereafter notify to the other in accordance with the provisions of this clause.

3.2 All such notices or other communications shall be deemed to have been served as follows:

         3.2.1    if delivered personally, at the time of such delivery;

         3.2.2 if sent by first class pre-paid post, five (5) business days (Saturdays, Sundays and Bank or other public holidays excluded) after being placed in the post;

         3.2.3 if sent by first class pre-paid post, five (5) business days (Saturdays, Sundays and Bank or other public holidays excluded) after being placed in the post;

         3.2.4 if sent by facsimile upon receipt of the transmission confirmation slip showing completion of the transmission

         3.2.5 if by express mail or by courier within two (2) days after being despatched.


                                       2.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written

Signed for and on behalf of             /s/ SIMON STURGE
LONZA BIOLOGICS PLC                     ------------------------------

                                             CEO
                                        ------------------------------
                                        Title



Signed for and on behalf of             /s/ MICHAEL F. BIGHAM
COULTER PHARMACEUTICAL, INC.            ------------------------------

                                             President and CEO
                                        ------------------------------
                                        Title



                                       3.

                                   SCHEDULE 1


For the purposes of this Agreement:

"Cell Line" shall mean the mouse hybridoma cell line referred to as B1R1 recloned by Lonza from cell line B1 supplied by Customer.

"Product" shall mean the IgG2a anti-CD20 murine monoclonal antibody produced by the Cell Line.

A.       SPECIFICATION FOR BULK PURIFIED PRODUCT

[*]



* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                                       4.

[*]

* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.



                                       5.

[*]

* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                                       6.

[*]

*Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                                       7.

B.      SPECIFICATION FOR A MASTER OR WORKING CELL BANK


[*]

* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.



                                       8.

                                   SCHEDULE 2

                                    SERVICES


1.       Supply of Customer Materials and Customer Information.

2.       Activities to be undertaken by Lonza:

         Stage 1 Master, Working and Extended Cell Bank Creation and Analysis

         Stage 2 Purification Development

         Stage 3 Production of Product at Pilot Scale

         Stage 4 GMP Documentation

         Stage 5 Production of Product to GMP at 2000 litre scale

         Stage 6 Manufacturing and Control Data Packages

1.       SUPPLY OF CUSTOMER MATERIALS AND CUSTOMER INFORMATION

         (a)      The Customer has supplied to Lonza the following:

                  i        At least [*] containing approximately
                           [*].

                  ii A reference standard of Product for Process development studies and for bulk purified Product release testing.

         (b)      The Customer shall supply to Lonza the following:

                  i Information and materials including standards and a typical [*].

* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.



                                       9.

2.       ACTIVITIES TO BE UNDERTAKEN BY LONZA.

         1.       Stage 1 Master, Working and Extended Cell Bank Creation and
                  Analysis.

         1.1      Objective

                  To create and characterise a master cell bank (MCB), working cell bank (WCB), and an extended cell bank (ECB) from cells grown on from the WCB.

         1.2      Activities

                  1.2.1 Send ampoules of the [*] to Testing Laboratories, for [*] testing [*] testing and [*] analysis.

                  1.2.2 Prepare documentation, as approved by Lonza's QA Department for the preparation of the cell banks. Establish a [*] and [*] according to the principles of GMP. The MCB will be derived from [*] and the WCB will be derived from [*]. The cell banking system was designed to meet the requirements of the [*] and the [*].


                  1.2.3 Establish standard maintenance, storage and release procedures for the MCB and WCB on and off the Lonza site.

                  1.2.4    Characterise the MCB and WCB:

                           -        Assess [*].

                           - For each cell bank, assess cell bank viability from [*] distributed throughout the bank.

                           -        Assess [*]

*Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                                      10.

                           - Practice following the guidelines of the UK GLP Compliance Programme).

                           -        Characterise the Product following [*].

                           - Evaluate growth of cells from the MCB and WCB following Lonza's [*].

                           -        Prepare an [*].

                  1.2.5 Issue report of activities to the Customer. The report shall include:

                           - a description of preparation of the cell banks;

                           -        a history of the Cell Line at Lonza;

                           -        [*];

                           -        an assessment of stability of Product [*];

                           - details of cell growth characteristics for the Cell Line i.e. [*];

                           - details of materials and methods used for activities under sections 1.2.2, 1.2.3 and 1.2.4;

                           - a summary of Lonza's storage and control procedures for the cell banks.

                           - Testing Laboratory Reports (as described in section 1.2. 1).

1.3      Cell Bank Characterisation

         Additional cell bank characterisation will be required in order to support regulatory applications to conduct clinical trials, or market Product. Lonza can arrange for such testing at Lonza's approved contractors on the Customer's behalf on terms to be agreed or alternatively deliver ampoules of the Cell Line to the Customer so that the Customer can have the appropriate tests completed.


*Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      11.

1.4      Timescale

         Stage 1 may commence as soon as the [*]. Therefore, if requested by the Customer, Stage 1 can commence before completion of the stability tests undertaken in activity 1.2.5 of the Evaluation Agreement, on the understanding that the Customer will pay for all work undertaken by Lonza under Stage 1 in the event that the Cell Line is shown subsequently to be unstable and the Customer decides to terminate the Contract in accordance with Schedule 5 Clause 9.1.

         Stage 1 shall be complete with the issue of the report of activities and it is estimated that this [*] from the start of Stage 1. It is estimated that the [*] will be established [*] from the start of Stage 1, the [*] will be established [*] from the start of Stage 1 and the ECB will be established [*] from the start of Stage 1.

2.       Stage 2 Purification Development

2.1      Objective

         To establish a purification process suitable for manufacture of the Product.

2.2      Activities

         2.2.1    Either carry out a [*], or use [*].

         2.2.2    [*].

         2.2.3    Determine the [*].

         2.2.4    Evaluate [*].

         2.2.5    [*].


*Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                                      12.

         2.2.6    For each [*].

         2.2.7    [*].

         2.2.8    [*].

         2.2.9 Deliver a sample of Product produced at laboratory scale to the Customer for evaluation.

         2.2.10 Issue a report of activities to the Customer. This report will include the following information:

                  - step yields for each chromatography and buffer exchange operation;

                  -     copies of SDS-PAGE, IEF and HPLC analysis results;

                  -     materials and methods used for activities under Stage
                        2;

                  - an outline of the recommended manufacturing process including an estimate of the expected yield for the Product at the chosen production scale.

2.3      Timescale

         Stage 2 shall be complete with the issue of the report of activities (section 2.2.10) and it is estimated that this report will be issued [*] from the start of Stage 2.

         Stage 2 may commence as soon as the [*] is available (activity 1.2.4 of the Evaluation Agreement).

3.       Stage 3 Production of Product at Pilot Scale.

3.1      Objective

         3.1.1    To [*].

*Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      13.

         3.1.2 To evaluate the ability of the Process to produce Product that meets key parameters of the draft Specification.


3.2      Activities

         3.2.1    [*].

         3.2.2    [*].

         3.2.3    [*].

         3.2.4    [*].

         3.2.5    Test Product against the following aspects of the draft
                  Specification:

                  [*].


         3.2.6 Review requirements (if any) for Process modifications in order to meet Specification for GMP manufacture of subsequent batches and advise Customer of any proposed modifications.


         3.2.7 Deliver Product to Customer. Quantities available depend on the amount of Product required for activities 3.2.3-3.2.5.


3.3      Timescale

         Stage 3 shall be complete upon delivery of Product to the Customer. It is estimated that Product will be delivered [*] from commencement of Stage 3.

4.       Stage 4 GMP Documentation.

4.1      Objective

         To prepare GMP documentation for use in manufacture of Product for Phase II/III clinical trials.


         Note: The process cannot be considered as fully optimised.

4.2      Activities

*Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                                      14.

         4.2.1 Prepare documentation approved by Lonza's QA department. The documentation shall cover:

                  -  Cell Banking.

                     [*].

                  -  Materials specifications (as required).

                  -  Sampling protocols.

                  -  Product specifications.

4.3      Timescale

         It is estimated that Stage 4 will take [*] from the commencement of work and shall be complete on notification by Lonza to the Customer that the documentation has been approved by Lonza's QA department. Stage 4 will commence on the establishment of the MCB (Stage 1, section 1.2.2).

5.       Stage 5 Production of Product to GMP at 2000 litre scale.

5.1      Objectives

         5.1.1 To manufacture [*] batches of Product at 2000 litre scale in an airlift fermenter in accordance with the principles of Good Manufacturing Practice (GMP) it being understood and acknowledged that the Customer intends that these batches serves as manufacturing consistency batches to support a Biologics Licence Application and/or an EMEA marketing authorisation request.

         5.1.2 To evaluate further the ability of the Process to produce Product meeting the draft Specification.

5.2      Activities

         Subject to first agreeing with the Customer any Process modifications advised by Lonza under Stage 3 activity 3.2.6, Lonza shall carry out the following activities for each of the [*] batches:


* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                                      15.

         5.2.1    After receiving adequate [*].

         5.2.2    [*].

         5.2.3    [*].

         5.2.4    [*].

         5.2.5    [*].

         5.2.6    Test Product against the draft Specification.

         5.2.7    Undertake Quality Assurance review of lot documentation.

         5.2.8 Review requirements (if any) for Process modifications in order to meet Specification for manufacture of subsequent batches. Any such Process modifications are subject to agreement prior to implementation.

         5.2.9    Issue lot release for Product.

         5.2.10   Deliver Product to Customer.

5.3      Timescale

         Stage 5 shall be complete upon delivery of the [*] batch of Product to the Customer. It is estimated that Product from the first batch will be delivered six (6) months from commencement of Stage 5.

6.       Stage 6 Manufacturing and Control Data Packages.

6.1      Objective

         To prepare Manufacturing and Control Data Packages ("data packages") covering the work carried out in the Evaluation Agreement and in Stages 1-5 of this Agreement for submission to the Customer as an amendment to the appropriate sections of the Customer's existing IND and CTX documents.

6.2      Activities

* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                                      16.

         6.2.1 Prepare data packages, as required by the Customer, for the purpose of submission as amendments to the appropriate sections of the Customers' existing IND and CTX documents.

                  The data packages will cover the items detailed in Appendices 1 and of this schedule.

                  For Product Licence, specific DNA and virus clearance studies, plus bulk Product stability studies will be required, which are outside the scope of this Agreement.

         6.2.2    Submit amendments to the Customer.

6.3      Timescale

         Stage 6 shall be complete with the submission of amendments to the Customer, and that activity will be complete [*] from the commencement of Stage 6.

         Note: Additional cell bank characterisation is in addition to Stage 1 of the Services and to be agreed between Lonza and Customer.

* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                                      17.

                            APPENDIX 1 TO SCHEDULE 2

                     Manufacturing and Control Data Packages
                        (USA - Type II Drug Master File)



INDEX

1.      Production and Control Information

        1.1     Facilities: refer to BB-MF 2500

        1.2     Flow diagram of production process

        1.3     Starting Materials

                1.3.1   Raw Materials

                1.3.2   Preparation and testing of cell banks

                        1.3.2.1 Construction and serum free adaptation of cell
                                lines

                        1.3.2.2 Preparation, derivation and description of cell
                                banks

                        1.3.2.3 Cell bank testing

        1.4     Manufacture of bulk product

                [*]

2.      Product Testing and Final Release

        2.1     In process testing procedures

        2.2     Final product testing and release

                2.2.1   Final product specification

                2.2.2   Test methods

                2.2.3   Lot release

                2.2.4   Photographs: IEF, SDS-PAGE and HPLC scans

        2.3     Environmental monitoring

* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                                      18.

3.      Process Development

        3.1     Development of cell lines

        3.2     Development of fermentation process

        3.3     Development of purification process

4.      Process Validation

        4.1     DNA and virus clearance

        4.2     Removal of protein contaminants

5.      Stability and Expiration (if available)

6.      Attachments

        6.1     Construction of the cell line and serum free adaptation

        6.2     Preparation and analysis of cell banks

        6.3     DNA and virus clearance reports

        6.4     Lot analysis

        6.5     Environmental impact policy

        6.6     Index to DMF Type 1 BB-MF 2500

        6.7     Letter of authorisation to reference BB-MF 2500

                                      19.

                            APPENDIX 2 TO SCHEDULE 2

                     Manufacturing and Control Data Packages
                           (Europe - CTX APPLICATION)


Part II C. Control of Starting Materials

1.    Active Ingredient

      1.1    Specifications and routine tests

             1.1.1 Specifications

             1.1.2 Routine test methods

      1.2    Nomenclature

      1.3    Development Genetics

             1.3.1 Fusion and cloning of the cell line.

             1.3.2 Stability of cell line

      1.4    Cell Bank System

             1.4.1 Preparation and description of the cell banks

                                   [*]

      1.5    Manufacture

             1.5.1 Manufacture site

             1.5.2 Flow diagram of process

             1.5.3 Process description

             1.5.4 Quality Control during manufacture

                   1.5.4.1 Control of starting materials

                   1.5.4.2 In process controls

* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      20.

                   1.5.4.3 Environmental monitoring

      1.6    Description and proof of structure

      1.7    Analytical Development

             1.7.1 Validation of relevant methods using during development

             1.7.2 Validation and comments on the choice of routine tests

             1.7.3 Characterisation of the reference material

      1.8    Process validation

             1.8.1 Viral clearance data

             1.8.2 DNA clearance data

      1.9    Impurities

             1.9.1 Recognised potential impurities arising from the cell line or during the manufacturing process

             1.9.2 Analytical methods used to detect impurities and their limits of detection

             1.9.3 Consistency of the impurity profile


      1.10   Batch Analysis
             (Stability in part II-F)

                                      21.

                                   SCHEDULE 3

                           PRICE AND TERMS OF PAYMENT


1.       Price

         In consideration for Lonza carrying out the Services as detailed in
         Schedule 2 the Customer shall pay Lonza as follows:

          Stage                                         Price ((pound) Sterling)
          ----------------------------------------------------------------------

          Stage 1          Master, Working and Extended Cell              [*]
                           Bank Creation and Analysis

                           External Testing of Pre-Seed Stock             [*]

          Stage 2          Purification Process Development               [*]

          Stage 3          Production of Product at Pilot Scale           [*]

          Stage 4          GMP Documentation                              [*]

          Stage 5          Production of Product to GMP at                [*]
                           2000 litre scale x [*] batches

          Stage 6          Manufacturing and Control Data
                           Packages                                       [*]
                                                                    ---------

                           TOTAL PRICE                                    [*]

Note:

1 These prices do not include testing of the cell banks. Lonza can arrange testing of cell banks at an additional price comprising the cost charged to Lonza by the Testing Laboratories plus a [*] administration charge.

2 The price for Stage 5 does not include specific virus or DNA clearance studies on the GMP batch. A list of the recommended further work required for BLA submission is available from Lonza.

3        (a)      Without prejudice to Clause 4 of Schedule 5 hereto, and
                  subject to the

* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      22.

                  provisions set out below Lonza shall be entitled to receive an additional payment for Services performed pursuant to Stage 3 of the Services as follows:

                  i. the event that Lonza notifies the Customer that Product deliverable pursuant to Stage 3.2.7 of the Services is ready for delivery to Customer on or before 21 March 1996, the Price for Stage 3 of the Services shall be increased by [*], which additional sum shall be due to Lonza concurrently with the payment due pursuant to Clause 2.1.3 of this
                           Schedule 3.

                  ii. In the event that Lonza notifies the Customer that Product deliverable pursuant to Stage 3.2.7 of the Services is ready for delivery to Customer after 21 March 1996 but before 19 April 1996, the Price for Stage 3 of the Services shall be increased by [*], which additional sum shall be due to Lonza concurrently with the payment due pursuant to Clause 2.1.3 of this Schedule 3.

         (b) Without prejudice to Clause 4 of Schedule 5 hereto and subject to the provisions set out below Customer shall be entitled to a credit against the sums due to Lonza for performance of Stage 3 of the Services as follows:

                  i. In the event that Lonza notifies the Customer that Product deliverable pursuant to Stage 3.2.7 of the Services is ready for delivery to Customer after 13 June 1996 but before 13 July 1996, the credit against the Price of Stage 3 of the Services to which Customer shall be entitled shall be [*].

                  ii. In the event that Lonza notifies the Customer that Product deliverable pursuant to Stage 3.2.7 of the Services is ready for delivery to Customer on or after 13 July 1996, the credit against the Price of Stage 3 of the Services to which Customer shall be entitled shall be [*].

4.       (a)      Without prejudice to Clause 4 of Schedule 5 hereto, and
                  subject to the provisions set out below Lonza shall be entitled to receive an additional payment for Services performed pursuant to Stage 5 of the Services as follows:

                  i. In the event that Lonza notifies the Customer that Product deliverable from the first batch to be delivered pursuant to Stage 5.2.9 of the Services is ready for delivery to Customer on or before 11 July 1996, the Price for Stage 5 of the Services for the first batch

* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                                      23.

                           to be delivered shall be increased by [*], which additional sum shall be due to Lonza concurrently with the payment due pursuant to Clause 2.1.5(a) of this Schedule 3.

                  ii. In the event that Lonza notifies the Customer that Product deliverable from the first batch to be delivered pursuant to Stage 5.2.9 of the Services for the first batch to be delivered is ready for delivery to Customer after 11 July 1996 but before 9 August 1996, the Price for Stage 5 of the Services shall be increased by [*], which additional sum shall be due to Lonza concurrently with the payment due pursuant to Clause 2.1.5(a) of this Schedule 3.

         (b) Without prejudice to Clause 4 of Schedule 15 hereto and subject to the provisions set out below Customer shall be entitled to a credit against the sums due to Lonza for performance of Stage 5 of the Services as follows:

                  i. In the event that Lonza notifies the Customer that Product deliverable from the first batch to be delivered pursuant to Stage 5.2.9 of the Services is ready for delivery to Customer after 3 October 1996 but before 1st November 1996, the credit against the Price of Stage 5 of the Services to which Customer shall be entitled for the first batch to be delivered shall be [*].

                  ii. In the event that Lonza notifies the Customer that Product deliverable from the first batch to be delivered pursuant to Stage 5.2.9 of the Services is ready for delivery to Customer on or after 1st November 1996, the credit against the Price of Stage 5 of the Services to which Customer shall be entitled for the first batch to be delivered shall be [*].

2.       Payment

         2.1 Payment by the Customer of the Price for each stage shall be made against Lonza's invoices to be dated as of the first date Lonza is entitled to payment in each case, as follows:

                  2.1.1    For Stage 1

                           [*] upon commencement of Stage 1.

                           [*] upon completion of Stage 1.

                  2.1.2    For Stage 2


* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.



                                      24.

                           [*] upon commencement of Stage 2.

                           [*] upon completion of Stage 2.

                  2.1.3    For Stage 3

                           [*] upon delivery of Product.

                  2.1.4    For Stage 4

                           [*] on completion of Stage 4.

                  2.1.5    For Stage 5

                           (a) [*] on lot release of the first batch of Product from 2000 litre fermenter;

                           (b) [*] on lot release of the [*] batch of Product from 2000 litre fermenter,

                           (c) [*] on lot release of the [*] batch of Product from 2000 litre fermenter.

                  2.1.6    For Stage 6

                           [*] on issue of Manufacturing Data Packages.

         2.2 Payment or credit of any amounts due pursuant to Notes 3 and 4 of Clause 1 of this Schedule 3 shall be made as therein provided.

         2.3 For any payment due and made by the Customer before 31 March 1997, the Customer may, at its option, make payment to Lonza in US Dollars, such amount to be calculated at a currency exchange rate of US$1.55: 1.00 pounds sterling. All payments made after 31 March 1997 shall be made in Pounds Sterling unless otherwise agreed.

                  For the avoidance of doubt, where any additional payment or credit is due pursuant to Notes 3 and 4 of Clause 1 of this
                  Schedule 3 at the same time as any payment is made pursuant to Clause 2.1 of this Schedule 3, the said additional payment or credit shall be accounted for in the same currency as for the payment made pursuant to the said Clause 2.1.


* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.



                                      25.

                                   SCHEDULE 4

                                  SPECIAL TERMS


1.       Definitions of GMP and GLP

         1.1      Definition of GMP

                  For the purposes of this document, Good Manufacturing Practice
                  (GMP) will mean Good Manufacturing Practices and General Biological Products Standards as promulgated under the US Federal Food and Drug and Cosmetic Act at 21CFR, (chapters 210, 211, 600 and 610) and the Commission of the European Communities Rules Governing Medicinal Products in the European Community (Volume IV : Good Manufacturing Practice for Medicinal Products, 1992) as the same may be amended or re-enacted from time to time. Lonza's operational quality standards are defined in internal GMP policy documents and are based on Lonza's interpretation of the GMP legislation for bulk clinical grade Biologicals. Additional product-specific development, documentation and validation work may be required to support regulatory applications to conduct clinical trials, or market a product.

         1.2      Definition of GLP

                  For the purposes of this document Good Laboratory Practice
                  (GLP) will mean practices as recommended in the guidelines of the UK Compliance Programme.

2.       Cell-Bank Access

         Always provided Lonza's ability to perform the Services is not prejudiced thereby, the Customer's authorised representative may have access at times to be reasonably agreed to the banks containing the Cell Line at Lonza's premises and may remove all or part of said cell banks, as required.

3.       Technology Transfer

         At the Customer's request, Lonza agrees to enter into good faith negotiations for the grant of a non-exclusive licence to the Customer on commercially reasonable terms to manufacture Product under certain Patent Rights and Lonza Know-How. Such grant shall be subject to agreement on applicable terms and conditions and shall apply only to Patent Rights and Lonza Know-How used by Lonza in the


                                      26.

         operation of the Process for production of Product to GMP (Schedule 2 Stage 5) and only to the extent Lonza is able to grant a licence thereto at the time of signature of such agreement.

         For the avoidance of doubt the Patent Rights and Lonza Know-How which may be the subject of any such licence grant shall be limited to the Patent Rights and Lonza Know-How used by Lonza in the operation of the Process for production of Product to GMP (Schedule 2 Stage 5) and relating to [*].


* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.





                                      27.

                                   SCHEDULE 5

                      STANDARD TERMS FOR CONTRACT SERVICES
                          COULTER PHARMACEUTICAL, INC.


1.       Interpretation

         1.1 In these Standard Terms, unless the context requires otherwise:

                  1.1.1 "Affiliate" means any Company, partnership or other entity which directly or indirectly controls, is controlled by or is under common control with the relevant party to this Agreement. "Control" means the ownership of more than 50% of the issued share capital or the legal power to direct or cause the direction of the general management and policies of the party in question.

                  1.1.2 "Agreement" means this agreement as herein dated between Lonza and a Customer incorporating these Standard Terms.

                  1.1.3    "Cell Line" has the meaning set forth in Schedule 1.

                  1.1.4 "Customer" means Coulter Pharmaceutical, Inc. of 550, California Avenue, Suite 200, Palo Alto, CA 94306-1440, USA.

                  1.1.5 "Customer Information" means all technical and other information, relating to the Cell Line, the Process and the Product disclosed by the Customer to Lonza, and not known to Lonza prior to disclosure by the Customer.

                  1.1.6 "Customer Tests" means the tests to be carried out on the Product following receipt of the Product by the Customer, particulars of which are set out in
                           Schedule 1.

                  1.1.7 "Lonza Know-How" means all technical and other information relating to the Process known to Lonza from time to time other than Customer Information.

                  1.1.8 "Patent Rights" means all patents and patent applications of any kind throughout the world relating to the Process which from time to time Lonza is the owner of or (except for any patents and patent applications owned by the Customer or licensed to the Customer by third party and licensed to Lonza hereunder) is entitled to use.


                                      28.

                  1.1.9 "Price" means the price specified in Schedule 3 for the Services.

                  1.1.10 "Process" means the process developed or utilized by Lonza under this Agreement for the production of the Product from the Cell Line, including any improvements thereto from time to time.

                  1.1.11   "Product" has the meaning set forth in Schedule 1.

                  1.1.12 "Services" means all or any part of the services the subject of the Agreement (including, without limitation, cell culture evaluation, purification evaluation, master, working and extended cell bank creation, and sample and bulk production), particulars of which are set out in Schedule 2.

                  1.1.13 "Special Term" means any term additional or supplemental to these Standard Terms from time to time agreed in writing between Lonza and the Customer. Particulars of any Special Terms at the date of the Agreement are set out in Schedule 4.

                  1.1.14 "Specification" means the specification for Product, particulars of which are set out in Schedule 1.

                  1.1.15 "Terms of Payment" means the terms of payment specified in Schedule 3.

                  1.1.16 "Testing Laboratories" means any third party instructed by Lonza to carry out tests on the Cell Line or the Product.

         1.2 Unless the context requires otherwise, words and phrases defined in any other part of the Agreement shall bear the same meanings in these Standard Terms, references to the singular number include the plural and vice versa, references to Schedules are references to schedules to the Agreement, and references to Clauses are references to clauses of these Standard Terms.

         1.3 In the event of a conflict between any of the terms of Schedules 1-4 and these Standard Terms, the terms of Schedules 1-4 shall prevail.

2.       Applicability of Standard Terms

         No variation of or addition to these Standard Terms and the Special Terms or any other term of an Agreement shall be effective unless in writing and signed for and on behalf of Lonza and the Customer.



                                      29.

3.       Supply of the Cell Line

         3.1 Prior to the date of the Agreement the Customer supplied to Lonza the Customer Information, together with cell line B1 and full details of any hazards known to Customer and relating to cell line B1, its storage and use. Property in the cell Line B1 and the Cell Line supplied to Lonza shall remain vested in the Customer.

         3.2 The Customer hereby grants Lonza the non-exclusive right to use the Cell Line, the Product and the Customer Information for the purpose of the Agreement. Lonza hereby undertakes not to use the Cell Line, the Product or the Customer Information (or any part thereof) for any other purpose.

         3.3      Lonza shall :

                  3.3.1 at all times keep the Cell Line secure and safe from loss and damage in such manner as Lonza shall in its sole discretion determine:

                  3.3.2 not part with possession of the Cell Line or the Product, save for the purpose of tests at the Testing Laboratories; and

                  3.3.3 procure that all Testing Laboratories are subject to obligations of confidence substantially in the form of those obligations of confidence imposed on Lonza under these Standard Terms.

         3.4 Lonza shall not be liable for any loss, damages, costs or expenses of any nature, whether direct or consequential, occasioned by the carrying out (in whole or in part) of tests or the failure to carry out tests by Testing Laboratories (A "Testing Laboratory Breach"). Lonza agrees to use commercially reasonable efforts to enforce any rights Lonza may have against a Testing Laboratory in the event that either Lonza or the Customer supers any loss, damage, costs or expenses of any nature occasioned by a Testing Laboratory Breach. In the event Lonza recovers damages against a Testing Laboratory Lonza shall pay to the Customer after deduction of any out-of-pocket legal expenses such proportion of the amount of damages as the parties shall agree and such agreement shall take account of the loss suffered by both Lonza and the Customer.

         3.5      The Customer warrants to Lonza that:

                  3.5.1 the Customer is and shall at all times throughout the duration of the Agreement remain entitled to supply the Cell Line and Customer Information to Lonza; and

                                      30.

                  3.5.2 the use by Lonza of the Cell Line and the Customer Information in accordance with this Agreement will not infringe any rights (including, without limitation, any intellectual or industrial property rights) vested in any third party.

                  Lonza warrants that as of the date of this Agreement Lonza's legal or corporate departments have not received notice of nor are aware of any claim or demand and Lonza is not party to any court proceedings in which a third party is claiming infringement of its intellectual property rights by Lonza's use of the Process and Lonza agrees to notify the Customer at any time during the term of this Agreement if it receives any such notice or demand and of the steps it intends to take as a result of such notice or demand.

         3.6 The Customer undertakes to indemnify and to maintain Lonza promptly indemnified against any loss, damages, costs and expenses of any nature (including court costs and legal fees on a full indemnity basis), whether direct or consequential, and whether or not foreseeable or in the contemplation of Lonza or the Customer, that Lonza may suffer arising out of or incidental to any breach of the warranties given by the Customer under Clause 3.5 above.

         3.7 The obligations of the Customer and Lonza under Clauses 3.3, and 3.6 shall survive the termination for whatever reason of the Agreement.

4.       Provision of the Services

         4.1      Lonza shall carry out the Services as provided in Schedule 2.

         4.2 The timescales set down for the performance of the Services (including without limitation the dates for production and delivery of Product) and the quantities of Product for delivery set out in Schedule 2 are estimated only.

         4.3 The Customer shall not be entitled to cancel any unfulfilled part of the Services or to refuses to accept the Services on grounds of late performance, late delivery or failure to produce the estimated quantities of Product for delivery. Lonza shall not be liable for any loss, damage, costs or expenses of any nature, whether direct or consequential, occasioned by:

                  4.3.1 any delay in performance or delivery howsoever caused; or

                  4.3.2 any failure to produce the estimated quantities of Product for delivery.

                                      31.

         4.4 Lonza shall comply with all statutory, regulatory and similar legislative requirements from time to time applicable to the Services under the laws of European Union, United Kingdom and USA. If the Customer requests Lonza to comply with any other statutory, regulatory or similar legislative requirements (the Foreign Requirements") Lonza shall use reasonable commercial endeavours to do so provided that:

                  4.4.1 the Customer shall be responsible for informing Lonza in writing of the precise Foreign Requirements which the Customer is requesting Lonza to observe;

                  4.4.2 such Foreign Requirements do not conflict with any mandatory requirements under the laws of England;

                  4.4.3 Lonza shall be under no obligation to ensure that such written information complies with the applicable Foreign Requirements; and

                  4.4.4 all costs and expenses incurred by Lonza in complying with such Foreign Requirements shall be charged to the Customer in addition to the Price.

         4.5 Delivery of Product shall be ex-works. Risk in and title to Product shall pass on delivery. Transportation of Product, whether or not under any arrangements made by Lonza on behalf of the Customer, shall be made at the sole risk and expense of the Customer.

         4.6 Unless otherwise agreed Lonza shall package and label Product for delivery ex-works. It shall be the responsibility of the Customer to inform Lonza in writing in advance of any special packaging and labelling requirements for Product. All reasonable additional costs and expenses of whatever nature incurred by Lonza in complying with such special requirements shall be charged to the Customer in addition to the Price.

5.       Transportation of Product and Customer Tests

         5.1 If requested by the Customer, Lonza will (acting as agent of the Customer for such purpose) arrange the transportation of Product from Lonza's premises to the destination indicated by the Customer together with insurance cover for Product in transit at its invoiced value. All additional costs and expenses of whatever nature incurred by Lonza in arranging such transportation and insurance shall be charged to the Customer in addition to the Price.


                                      32.

         5.2 Where Lonza has made arrangements for the transportation of Product, the Customer or its designee shall diligently examine the Product as soon as practicable after receipt. Notice of all claims (time being of the essence) arising out of:

                  5.2.1 damage to or total or partial loss of Product in transit shall be given in writing to Lonza and the carrier within three (3) days of delivery; or

                  5.2.2 non-delivery shall be given in writing to Lonza within ten (10) days after the date of Lonza's despatch notice.

         5.3 The Customer shall make damaged Product available for inspection and shall comply with the requirements of any insurance policy covering the Product notified by Lonza to the Customer. Lonza shall offer the Customer all reasonable assistance (at the cost and expense of the Customer) in pursuing any claims arising out of the transportation of Product. At any time, if requested by the Customer, Lonza shall supply the Customer with Product samples retained by Lonza prior to shipment of Product for use by the Customer in confirming whether Product meets the Specification (always provided that such supply of Product samples does not prejudice Lonza's ability to meet GMP or regulatory requirements regarding retention of Product samples).

         5.4 Immediately upon receipt of Product or Product samples, the Customer or its appointed agent shall carry out the Customer Tests. If the Customer Tests show that the Product fails to meet Specification, the Customer shall give Lonza written notice thereof within sixty (60) days from the date of delivery of the Product ex-works, and shall return such Product to Lonza's premises for further testing. In the absence of such written notice Product shall be deemed to have been accepted by the Customer as meeting Specification. If Lonza is satisfied that Product returned to Lonza fails to meet Specification and that such failure is not due (in whole or in pan) to acts, or omissions of the Customer or any third party after delivery, of such Product ex-works, Lonza shall in its sole discretion refund that part of the Price that relates to the production of such Product or replace such Product at its own cost and expense. Notwithstanding the foregoing, if the Customer determines following acceptance of the Product from Lonza that the Product has been adulterated within the meaning of the United States Federal Food, Drug and Cosmetic Act by Lonza, then, subject to the Customer providing Lonza evidence of its determination and samples of adulterated Product and subject to Lonza's right to dispute such


                                      33.

                  determination in accordance with Clause 5.5, Lonza shall in its sole discretion refund that part of the Price that relates to the production of such Product or replace such Product at its own cost and expense.

         5.5 If there is any dispute concerning whether Product returned to Lonza fails to meet Specification or whether such failure is due (in whole or in part) to acts or omissions of the Customer or any third party after delivery of such Product ex-works, such dispute shall be referred for decision to an independent expert (acting as an expert and not as an arbitrator) to be appointed by agreement between Lonza and the Customer or, in the absence of agreement by the President for the time being of the Association of the British Pharmaceutical Industry. The costs of such independent expert shall be borne equally between Lonza and the Customer. The decision of such independent expert shall be in writing and, save for manifest error on the face of the decision, shall be binding on both Lonza and the Customer.

         5.6 The provisions of Clauses 5.4 and 5.5 shall be the sole remedy available to the Customer in respect of Product that fails to meet Specification or that is adulterated.

6.       Price and Terms of Payment

         6.1 The Customer shall pay the Price in accordance with the Terms of Payment.

         6.2 Unless otherwise indicated in writing by Lonza, all prices and charges are exclusive of value added tax or of any other applicable taxes, levies, imports, duties and fees of whatever nature imposed by or under the authority of any government or public authority, which shall be paid by the Customer. All invoices are strictly net and payment must be made within thirty (30) days of date of invoice. Payment shall be made without deduction, deferment, set-off, lien or counterclaim of any nature.

         6.3 Time for payment shall be of the essence. In default of payment on due date:

                  6.3.1 interest shall accrue on any amount overdue at the rate of 2% above the Base Rate from time to time of Midland Bank plc, interest to accrue on a day to day basis both before and after judgement; and

                  6.3.2 Lonza shall, at its sole discretion, and without prejudice to any other of its accrued rights be entitled to suspend the provision of the Services or if the default of payment continues for One hundred and fifty (150) days after the date of invoice to treat the Agreement as


                                      34.

                           repudiated by notice in writing to the Customer exercised at any time thereafter provided that such right to suspend Services or treat the Agreement as repudiated shall not apply in circumstances where the Customer has withheld payment for amounts disputed in good faith (it being agreed that this proviso shall apply to disputed amounts and not to any other amounts due for payment forming part of the same or another invoice).

7.       Warranty and Limitation of Liability

         7.1      Lonza warrants that:

                  7.1.1 the Services shall be performed in accordance with Clause 4.1; and

                  7.1.2 the Product shall meet Specification, save with respect to the first batch of Product delivered pursuant to Schedule 5 Stage 5 where Lonza shall be obliged only to use its reasonable endeavours to produce Product that meets Specification.

         7.2 Clause 7.1 is in lieu of all conditions, warranties and statements in respect of the Services and/or the Product whether expressed or implied by statute, custom of the trade or otherwise (including but without limitation any such condition, warranty or statement relating to the description or quality of the Product, its fitness for a particular purpose or use under any conditions whether or not known to Lonza) and any such condition, warranty or statement is hereby excluded.

         7.3 Without prejudice to the terms of Clauses 3.4, 5.6, 7.1, 7.2 and 7.4 and, subject to Clause 7.6, the liability of Lonza for any loss or damage suffered by the Customer as a direct result of any breach of the Agreement or of any other liability of Lonza (including misrepresentation and negligence) in respect of the Services (including without limitation the production and/or supply of the Product) shall be limited to the payment by Lonza of damages which shall not exceed [*]. The limitation of liability set forth in the preceding sentence shall not apply to any breach by Lonza of Clauses 3.2, 8.1,
                  8.2 and 8.3 of this Schedule 5.

         7.4 Subject to Clause 7.6, Lonza shall not be liable for the following loss or damage howsoever caused (even if foreseeable or in the contemplation of Lonza or the Customer):

                  7.4.1 loss of profits, business or revenue whether suffered by the Customer or any other person; or


* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.



                                      35.

                  7.4.2 indirect or consequential lost whether suffered by the Customer or any other person.

         7.5 The Customer shall indemnify and maintain Lonza promptly indemnified against all claims, actions, costs, expenses (including court costs and legal fees on a full indemnity basis) or other liabilities whatsoever in respect of:

                  7.5.1 any liability under the Consumer Protection Act 1987, unless, such liability is caused by the negligent act or omission of Lonza in the production and/or supply of the Product; and

                  7.5.2 any product liability (other than that referred to in Clause 7.5.1) in respect of Product, unless such liability is caused by the negligent act or omission of Lonza in the production and/or supply of Product; and

                  7.5.3 any negligent or wilful act or omission of the Customer in relation to the use, processing, storage or sale of the Product

         7.6 Nothing contained in these Standard Terms shall purport to exclude or restrict any liability for death or personal injury resulting directly from negligence by Lonza in carrying out the Services or any liability for breach of the implied undertakings of Lonza as to title.

         7.7 The obligations of the Customer and Lonza under this Clause 7 shall survive the termination for whatever reason of the Agreement.

8.       Customer Information, Lonza Know-How and Patent Rights

         8.1 The Customer acknowledges that Lonza Know-How and Lonza acknowledges that Customer Information with which it is supplied by the other pursuant to the Agreement is supplied, subject to Clause 8.4, in circumstances imparting an obligation of confidence and each agrees to keep such Lonza Know-How or such Customer Information secret and confidential and to respect the other's proprietary rights therein and not at any time for any reason whatsoever to disclose or permit such Lonza Know-How or such Customer Information to be disclosed to any third party.

         8.2 The Customer and Lonza shall each procure that all their respective employees, consultants and contractors having access to confidential Lonza Know-How or confidential Customer Information shall be subject to the same obligations of confidence as the principals pursuant to Clause 8.1 and shall enter into secrecy agreements in support of such obligations. Insofar as this is not reasonably practicable, the principals shall take all reasonable


                                      36.

                  steps to ensure that any such employees, consultants and contractors are made aware of such obligations.

         8.3 Lonza and the Customer each undertake not to disclose or permit to be disclosed to any third party, or otherwise make use of or permit to be made use of, any trade secrets or confidential information relating to the technology, business affairs or finances of the other, any subsidiary, holding company or subsidiary or any such holding company of the other, or of any suppliers, agents distributors, licensees or other customers of the other which comes into its possession under this Agreement.

         8.4 The obligations of confidence referred to in this Clause 8 shall not extend to any information which :

                  8.4.1 is or becomes generally available to the public otherwise than by reason of a breach by the recipient party of the provisions of this Clause 8;

                  8.4.2 is known to the recipient party and is at its free disposal prior to its receipt from the other,

                  8.4.3 is subsequently disclosed to the recipient party, as a matter of right without being made subject to an obligation of confidence by a third party;

                  8.4.4 Lonza or the Customer may be required to disclose under any statutory, regulatory, or similar legislative requirement, subject to the imposition of obligations of secrecy whether possible in that relation provided that the party required to make the disclosure shall first notify the other party who shall be allowed to take what action he considers necessary with respect to the proposed disclosure; or

                  8.4.5 is developed by an employee of the recipient party, independently and without access to or use or knowledge of the information supplied by the disclosing party.

         8.5      The Customer acknowledges that:

                  8.5.1 Lonza Know-How and the Patent Rights are vested in Lonza or Lonza is otherwise entitled thereto: and

                  8.5.2 the Customer shall not at any time have any right, title, licence or interest in or to Lonza Know-How, the Patent Rights or any other


                                      37.

                           intellectual property rights relating to the Process which are vested in Lonza or to which Lonza is otherwise entitled.

         8.6 Lonza acknowledges that, subject to Clause 4.5 above and save as expressly stated herein. Lonza shall not by virtue of this Agreement be granted any right, title or interest in the Cell Line or the Product expressed by the Cell Line.

         8.7 The Customer shall not represent that it has any right, title, or interest in or to Lonza Know-How, the Patent Rights or any other intellectual property rights vested in Lonza or its Affiliates and shall not seek or apply to register in its own name any such rights. The Customer shall do all such acts and things and sign all such deeds and documents as Lonza may in its sole discretion reasonably require in respect of any registration being made by Lonza or its Affiliates in connection with such rights.

         8.8 The obligations of Lonza and the Customer under this Clause 8 shall survive the termination for whatever reason of the Agreement.

9.       Termination

         9.1 If it becomes apparent to either Lonza or the Customer at any stage in the provision of the Services that it will not be possible to complete the Services for scientific or technical reasons, a sixty (60) day period shall be allowed for discussion to resolve such problems. If such problems are not resolved within such period, Lonza and the Customer shall each have the right to terminate the Agreement forthwith by notice in writing.

         9.2 Lonza and the Customer may each terminate the Agreement forthwith by notice in writing to the other upon the occurrence of any of the following events:

                  9.2.1 if the other commits a material breach of the Agreement which (in the case of a breach capable of remedy) is not remedied within the time permitted within Clause 6.3.2 for default of payment by the Customer or otherwise within thirty (30) days of the receipt by the other of notice identifying the breach and requiring its remedy; or

                  9.2.2 if the other ceases for any reason to carry on business or compounds with or convenes a meeting of its creditors or has a receiver or manager appointed in respect of all or any part of its assets or is the subject of an application for an administration order or of any proposal for a voluntary arrangement or enters into liquidation

                                      38.

                           (whether compulsorily or voluntarily) or undergoes any analogous act or proceedings under foreign law.

         9.3 Notwithstanding the provisions of Clause 4.3 and Clause 10 of this Schedule 5, if the Services listed in Stages 1-6 of
                  Schedule 2 as of the date of this Agreement have not been completed by [*] the Customer may terminate the Agreement at any time thereafter by written notice to Lonza.

         9.4 In the event of termination of the Agreement by either party under Clause 9 or by the Customer under Clause 9.3 and provided that Lonza is not also in material breach of the Agreement at the same time whereby the Customer exercises his right to termination the Agreement pursuant to Clause 9.2.1 then:

                  (a) Customer shall pay to Lonza all amounts outstanding and remaining to be paid for every stage of the Services completed prior to termination and, for any stage of the Services which remains incomplete upon termination, a termination sum calculated by reference to all costs incurred by Lonza (including a reasonable profit) in carrying out activities for any such stage of the Services and all expenses reasonably incurred by Lonza in giving, effect to such termination, including the costs of terminating any commitments made pursuant to this Agreement (such termination sum not to exceed the Price for each such stage of the Services), and

                  (b) Lonza shall deliver to the Customer any Product made in accordance with the terms of this Agreement and a report of all activities completed prior to termination, and

                  (c) Lonza shall be entitled to retain all amounts paid by the Customer for every stage of the Services completed prior to termination and any amount paid for any stage of the Services which remains incomplete upon termination.

         9.5      Upon the termination of the Agreement:

                  9.5.1 for whatever reason Lonza shall promptly return all Customer Information to the Customer and shall dispose of or return to the Customer the Cell Line and any materials therefrom, as directed by the Customer,

* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.



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

                  9.5.2 by Lonza pursuant to Clause 9.2 the Customer shall promptly return to Lonza all Lonza Know-How it has received from Lonza;

                  9.5.3 for whatever reason the Customer shall not thereafter use or exploit the Patent Rights or the Lonza Know-How in any way whatsoever other than for its own internal purposes to meet regulatory requirements for the Product (save in circumstances where Lonza terminates the Agreement pursuant to Clause 9.2 when no such use or exploitation is permitted);

                  9.5.4 for whatever reason Lonza may thereafter use or exploit the Patent Rights or the Lonza Know-How in any way whatsoever without restriction; and

                  9.5.5 for whatever reason Lonza and the Customer shall do all such acts and things and shall sign and execute all such deeds and documents as the other may reasonably require to evidence compliance with this Clause 9.5.

         9.6 Termination of the Agreement for whatever reason shall not affect the accrued rights of either Lonza or the Customer arising under or out of this Agreement and all provisions which are expressed to survive the Agreement shall remain in full force and effect.

10.      Force Majeure

         10.1 If Lonza is prevented or delayed in the performance of any of its obligations under the Agreement by Force Majeure and shall give written notice thereof to the Customer specifying the matters constituting Force Majeure together with such evidence as Lonza reasonably can give and specifying the period for which it is estimated that such prevention or delay will continue, Lonza shall be excused from the performance or the punctual performance of such obligations as the case may be from the date of such notice for so long as such cause of prevention or delay shall continue and Lonza shall use its reasonable efforts, so far as it is able, to stop the Force Majeure. It is agreed that in the event of any delay in the performance of Lonza's obligations for reasons of Force Majeure under this clause, the dates applicable for the payment of any additional sums for Lonza's Services under Notes 3 and 4 to Clause 1 of Schedule 3 shall not change but the dates applicable for the allowance of any credit against the Price for Stages 3 and 5 of Schedule 2 as provided in Notes 3 and 4, to Clause 1 of Schedule 3 shall be revised to


                                      40.

                  allow for each day's delay for reasons of Force Majeure under this Clause 10.

         10.2 The expression "Force Majeure" shall be deemed to include any cause affecting the performance by Lonza of the Agreement arising from or attributable to acts, events, non-happenings, omissions or accidents beyond the reasonable control of Lonza.

11.      Governing Law, Jurisdiction and Enforceability

         11.1 The construction, validity and performance of the Agreement shall be governed by the laws of England, to the jurisdiction of whose courts Lonza and the Customer submit.

         11.2 No failure or delay on the part of either Lonza or the Customer to exercise or enforce any rights conferred on it by the Agreement shall be construed or operate as a waiver thereof nor shall any single or partial exercise of any rights, power or privilege or further exercise thereof operate so as to bar the exercise or enforcement thereof at any time or times thereafter.

         11.3 The illegality or invalidity of any provision (or any part thereof) of the Agreement or these Standard Terms shall not affect the legality, validity or enforceability of the remainder of its provisions or the other pans of such provision as the case may be.

12.      Miscellaneous

         12.1 Neither party shall be entitled to assign, transfer, charge or in any way make over the benefit and/or the burden of this Agreement without the prior written consent of the other which consent shall not be unreasonably withheld or delayed.

         12.2 The text of any press release or other communication to be published by or in the media concerning the subject matter of the Agreement shall require the written approval of Lonza and the Customer.

         12.3 The Agreement embodies the entire understanding of Lonza and the Customer and there are no promises, terms, conditions or obligations, oral or written, expressed on implied, other than those contained in the Agreement. The terms of the Agreement shall supersede previous agreements (if any) which may exist or have existed between Lonza and the Customer relating to the Services.


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